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[LOGO]                                                            (g)(3)(ii)

May 10, 2007

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25/th/ Floor
New York, NY 10286

Dear Ms. Milner:

   Pursuant to the terms and conditions of the Foreign Custody Manager Agreement dated January 6, 2003 (the "Agreement"), we hereby notify you of the addition Kazakahstan, Latvia, Lebanon, and Serbia ("Countries"), effective
May 10, 2007, to be included on Amended Schedule 2 to the Agreement as shown.

   Please signify your acceptance to provide services under the Agreement with respect to the aforementioned Countries by signing below. If you have any questions, please contact me at (480) 477-2190.

                                                  Sincerely,

                                                  /s/ Todd Modic
                                                  ------------------------------
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING Funds

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       --------------------------
Name:  Edward G. McGann
Title: Managing Director, Duly
       Authorized

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000
Scottsdale, AZ 85258-2034      Fax: 480-477-2700
                               www.ingfunds.com

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                              AMENDED SCHEDULE 2
                              Specified Countries

Country                                                         Effective Date
-------                                                         ---------------
Argentina                                                       January 6, 2003
Australia                                                       January 6, 2003
Austria                                                         January 6, 2003
Bahrain                                                         January 6, 2003
Bangladesh                                                      January 6, 2003
Belgium                                                         January 6, 2003
Bermuda                                                         January 6, 2003
Bolivia                                                         January 6, 2003
Botswana                                                        January 6, 2003
Brazil                                                          January 6, 2003
Bulgaria                                                        January 6, 2003
Canada                                                          January 6, 2003
Cayman Islands                                                  May 12, 2003
Chile                                                           January 6, 2003
China                                                           January 6, 2003
Colombia                                                        January 6, 2003
Costa Rica                                                      January 6, 2003
Croatia                                                         January 6, 2003
Cyprus                                                          January 6, 2003
Czech Republic                                                  January 6, 2003
Denmark                                                         January 6, 2003
Ecuador                                                         January 6, 2003
Egypt                                                           January 6, 2003
Estonia                                                         January 6, 2003
Finland                                                         January 6, 2003
France                                                          January 6, 2003
Germany                                                         January 6, 2003
Ghana                                                           January 6, 2003
Greece                                                          January 6, 2003
Hong Kong                                                       January 6, 2003
Hungary                                                         January 6, 2003
Iceland                                                         May 12, 2003
India                                                           January 6, 2003
Indonesia                                                       January 6, 2003
Ireland                                                         January 6, 2003
Israel                                                          January 6, 2003
Italy                                                           January 6, 2003
Ivory Coast                                                     January 6, 2003
Jamaica                                                         May 12, 2003
Japan                                                           January 6, 2003
Jordan                                                          January 6, 2003
Kazakahstan                                                     May 10, 2007
Kenya                                                           January 6, 2003
Latvia                                                          May 10, 2007
Lebanon                                                         May 10, 2007
Lithuania                                                       January 6, 2003
Luxembourg                                                      January 6, 2003
Malaysia                                                        January 6, 2003
Mauritius                                                       January 6, 2003
Mexico                                                          January 6, 2003
Morocco                                                         January 6, 2003
Namibia                                                         January 6, 2003
Netherlands                                                     January 6, 2003
New Zealand                                                     January 6, 2003
Nigeria                                                         January 6, 2003
Norway                                                          January 6, 2003
Oman                                                            January 6, 2003
Pakistan                                                        January 6, 2003
Palestine                                                       May 12, 2003
Panama                                                          January 6, 2003
Peru                                                            January 6, 2003
Philippines                                                     January 6, 2003
Poland                                                          January 6, 2003
Portugal                                                        January 6, 2003
Romania                                                         January 6, 2003
Russia                                                          January 6, 2003
Serbia                                                          May 10, 2007
Singapore                                                       January 6, 2003
Slovakia                                                        January 6, 2003
Slovenia                                                        January 6, 2003
South Africa                                                    January 6, 2003
South Korea                                                     January 6, 2003
Spain                                                           January 6, 2003
Sri Lanka                                                       January 6, 2003
Swaziland                                                       January 6, 2003
Sweden                                                          January 6, 2003
Switzerland                                                     January 6, 2003
Taiwan                                                          January 6, 2003
Thailand                                                        January 6, 2003
Transnational                                                   January 6, 2003
Turkey                                                          January 6, 2003
Ukraine                                                         January 6, 2003
United Kingdom                                                  January 6, 2003
Uruguay                                                         January 6, 2003
Venezuela                                                       January 6, 2003
Vietnam                                                         May 12, 2003
Zambia                                                          January 6, 2003
Zimbabwe                                                        January 6, 2003